UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-4077

Name of Fund:  Merrill Lynch U.S. Government Mortgage Fund

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch U.S. Government Mortgage Fund, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/04

Date of reporting period: 09/01/03 - 02/29/04

Item 1 - Report to Stockholders



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
U.S. Government
Mortgage Fund


Semi-Annual Report
February 29, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch U.S. Government Mortgage Fund
Box 9011
Princeton, NJ
08543-9011



A Letter From the President


Dear Shareholder

As I write to you at February month-end, fixed income markets in the United States continued to reward those investors willing to accept greater risk. The high yield market, as measured by the Credit Suisse First Boston High Yield Index, provided a return of +10.88% over the past six months and +25.17% for the 12-month period ended February 29, 2004. In other areas of fixed income, investment grade corporate bonds, as measured by the Merrill Lynch Corporate Master Index, returned +6.59% and +8.11% for the six-month and 12-month periods ended February 29, 2004, respectively. U.S. Treasury issues, as measured by the Merrill Lynch U.S. Treasuries 1-10 Years Index, returned +3.16% and +2.73% for the six-month and 12-month periods ended February 29, 2004, respectively.

At the same time, equity markets maintained their positive momentum from year-end 2003. For the six-month and 12-month periods ended February 29, 2004, the Standard & Poor's (S&P) 500 Index returned +14.59% and +38.52%, respectively. Much of the boost came from improving economic conditions in the United States.

The major signposts indicate that we are seeing a shift from economic growth fueled primarily by fiscal and monetary stimulus to a broader-based, self-sustaining economic expansion. Gross domestic product growth, which peaked at an annualized rate of 8.2% in the third quarter of 2003, was 4.1% in the fourth quarter. A similar level of growth is expected in the first quarter of 2004. For its part, the Federal Reserve Board has reiterated its willingness to keep short-term interest rates at current low levels to ensure the economy's strength.

Accompanying the increase in economic activity was an improvement in corporate earnings. By February 10, 2004, 392 of the S&P 500 companies had reported their fourth-quarter 2003 results, and 67.6% of those exceeded expectations. In the meantime, the American consumer, who continued to spend despite the faltering economy, may get further incentive from another round of Federal tax refunds this year.

At Merrill Lynch Investment Managers, we believe the events and efforts of 2003 leave us with a much stronger economy and that recent optimism suggests it is time for investors to consider what can go right in 2004. We encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 29, 2004



We are pleased to present to you the management team of

Merrill Lynch U.S. Government Mortgage Fund


Senior Portfolio Manager Frank Viola joined Merrill Lynch Investment Managers in 1997 and heads the Merrill Lynch U.S. Government Mortgage Fund team. Mr. Viola received a bachelor's degree from The Pennsylvania State University and is a CFA R charterholder. He is also an associate of the Society of Actuaries and a member of the American Academy of Actuaries. In addition to Mr. Viola, the investment team includes Co-Portfolio Manager Teresa Giacino, Jeffrey Hewson, Ted Magnani and Tom Musmanno. Ms. Giacino earned a bachelor's degree from Rider University. Mr. Hewson received a bachelor's degree and an MBA from Rutgers University. Mr. Magnani has a bachelor's degree from Rutgers University. Mr. Musmanno received a bachelor's degree from Siena College and an MBA from St. John's University. He is a CFA charterholder and a member of the Association for Investment Management and Research and the New York Society of Security Analysts. The team has a combined 81 years of investment experience.


Frank Viola
Senior Portfolio Manager



Table of Contents

A Letter From the President                                2
A Discussion With Your Fund's Portfolio Managers           4
Performance Data                                           6
Schedule of Investments                                    9
Financial Statements                                      13
Financial Highlights                                      16
Notes to Financial Statements                             21
Officers and Trustees                                     27



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 29, 2004



A Discussion With Your Fund's Portfolio Managers


We ended the period with an overweight position in mortgage-backed securities and a conservative duration slightly shorter than that of the Fund's benchmark.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended February 29, 2004, the Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +3.70%, +3.44%, +3.41%, +3.83% and +3.65%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) For the same period, the unmanaged benchmark Citigroup Mortgage Index returned +4.20% and the Lipper U.S. Mortgage Funds category posted an average return of +3.68%. (Funds in this Lipper category invest primarily in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain Federal agencies.)

In July 2003, the ten-year Treasury note yield, a benchmark for mortgage-backed securities (MBS) had moved higher from historic lows reached in June 2003. This caused a moderation in the high levels of mortgage-refinancing activity that characterized the prior period. Although Treasury yields generally fell during this period, volatility was more subdued than in the prior six months. This, coupled with slowdowns in refinancing, compressed MBS spreads.

Nevertheless, the period saw an acceleration in economic growth. Gross domestic product grew at an annualized rate of 8.2% in the third quarter of 2003 and was 4.1% in the fourth quarter. The improving economy fueled expectations for rising interest rates. Despite the apparent strength, weak job creation continued to be a drag on economic sentiment, providing further justification for some to question the sustainability of the economic recovery. So, despite the continued positive economic news and significant appreciation of equity securities during the period, Treasury yields managed to end the period lower than they started. Yields on two-year, five-year and ten-year Treasury issues were respectively 33 (.33%), 53 (.53%) and 49 basis points (.49%) lower at February 29, 2004 than on September 1, 2003.

For its part, the Federal Reserve Board maintained its accommodative monetary policy for the duration of the period, keeping the Federal Funds rate at 1%. We expect short-term interest rates to remain at this level for some time, as weak employment growth and scant signs of inflation could keep the Federal Reserve Board from raising the target rate until late in the year.

The portfolio ended the period with a duration slightly shorter than that of its benchmark. This positioning was based on our belief that interest rates would move higher, driving down prices on fixed income securities, an effect that is magnified for longer durations. However, interest rates declined across the board during the period, detracting from the Fund's relative performance. In addition, the portfolio was overweight in higher-coupon MBS, which we expected would perform well in a rising interest rate environment. However, the overall decline in Treasury yields negatively impacted the relative performance of these holdings. Our precommitments to forward purchases of MBS fared well, particularly early in the fourth quarter of 2003 due to tightening spreads. (Forward purchases are agreements to purchase MBS for a predetermined price on a predetermined future date.)


What changes were made to the portfolio during the period?

Relative to our benchmark, the portfolio was overweight in MBS during the period, although we reduced our exposure in response to tightening mortgage spreads compared to Treasury securities. We precommitted to future MBS purchases while keeping duration neutral by selling equal duration Treasury securities. We were able to finance much of the portfolio's collateral position at interest rates that were lower than the effective yields of the securities, thus improving overall performance.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 29, 2004



We increased our overweight to higher-coupon MBS during the period. We made this move based on the belief that prepayment risk had substantially declined with a rise in Treasury yields in July (after bottoming at historic lows in June). As interest rates rise, the prepayment risk on higher-coupon MBS lessens, since homeowners are less likely to refinance their mortgages in a rising interest rate environment. Mortgage prepayments result in principal being returned at par sooner than expected, effectively lowering the yield on premium-priced securities.

To enhance the Fund's performance on financed positions, we increased allocations to floating rate and limited maturity structured products, some with credit exposure to non-agency AAA-rated MBS. Floating rate and limited maturity instruments allowed us to increase return while not adding interest rate risk. This complimented our ongoing strategy of exploiting what we believed would be a lower volatility environment - one where yield would outweigh price return. In addition, we continued to increase holdings of structured agency product on collateralized mortgage obligations.


How would you characterize the Fund's position at the close of the period?

At the end of the period, the portfolio maintained a conservative duration position - slightly short versus the benchmark - and was overweight in higher-coupon MBS, based on our belief that the economy will show continued improvement and that interest rates eventually will rise. As a yield-enhancing strategy, the portfolio also held 7.5% of net assets in mortgage product not issued by U.S. government entities.

Given the amortizing cash flow characteristics of MBS in general, we believe the Fund will perform relatively well in a rising yield environment compared to other fixed income investment alternatives.


Frank Viola
Vice President and Portfolio Manager


Teresa L. Giacino
Vice President and Portfolio Manager


March 16, 2004



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 29, 2004



Performance Data


About Fund Performance


Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors, as detailed in the Fund's prospectus.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 29, 2004



Performance Data (continued)

Recent Performance Results
                                                                                       10-Year/
                                                        6-Month        12-Month    Since Inception    Standardized
As of February 29, 2004                               Total Return   Total Return    Total Return     30-Day Yield
ML U.S. Government Mortgage Fund Class A Shares*          +3.70%         +2.73%         +80.52%           2.33%
ML U.S. Government Mortgage Fund Class B Shares*          +3.44          +2.20          +71.43            1.91
ML U.S. Government Mortgage Fund Class C Shares*          +3.41          +2.15          +77.78            1.86
ML U.S. Government Mortgage Fund Class I Shares*          +3.83          +2.99          +91.86            2.57
ML U.S. Government Mortgage Fund Class R Shares*          +3.65          +2.81          + 4.11            2.18
Citigroup Mortgage Index**                                +4.20          +3.62   +97.26/+101.81/+4.80       --

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's 10-year/inception periods are 10 years for Class A & Class B
Shares, from 10/21/94 for Class C & Class I Shares, and from 1/03/03 for Class R Shares.

**This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency-issued mortgage-backed securities. Ten year/since inception total returns are for 10 years, from 10/31/94 and from 1/03/03, respectively.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 29, 2004



Performance Data (concluded)


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 2/29/04                   +2.73%           -1.38%
Five Years Ended 2/29/04                 +6.15            +5.28
Ten Years Ended 2/29/04                  +6.08            +5.65

*Maximum sales charge is 4%.

**Assuming maximum sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 2/29/04                   +2.20%           -1.78%
Five Years Ended 2/29/04                 +5.60            +5.28
Ten Years 2/29/04                        +5.54            +5.54

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



                                       Return             Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 2/29/04                   +2.15%           +1.16%
Five Years Ended 2/29/04                 +5.55            +5.55
Inception (10/21/94)
through 2/29/04                          +6.34            +6.34

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 2/29/04                   +2.99%           -1.13%
Five Years Ended 2/29/04                 +6.39            +5.52
Inception (10/21/94)
through 2/29/04                          +7.21            +6.75

*Maximum sales charge is 4%.

**Assuming maximum sales charge.



                                                      Return Without
                                                       Sales Charge
Class R Shares

One Year Ended 2/29/04                                    +2.81%
Inception (1/03/03) through 2/29/04                       +3.55



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 29, 2004


Schedule of Investments
                                                           Face        Interest       Original Maturity
Issue                                                     Amount         Rate              Date(s)                   Value
Non-U.S. Government Agency Asset-Backed & Mortgage-Backed Obligations*--7.5%

Centex Home Equity                         04-B-AV1    $ 15,000,000       1.30 %          3/25/2034         $    15,000,000

Countrywide Home Loans, Inc.               02-18-A10      2,510,615       5.50            11/25/2032              2,526,425
                                           02-32-1A1      2,649,645       6.00            11/25/2032              2,703,787

Deutsche Mortgage Securities, Inc.         03-01-1A1      6,308,607       4.50            4/25/2033               6,436,629

Equity One ABS, Inc.                       03-4-AF1      17,871,297       1.24 (8)        11/25/2033             17,867,789

GMAC Mortgage Corporation Loan Trust       03-J7-A10     29,412,756       5.50            11/25/2033             30,558,230

MASTR Asset Securitization Trust           03-10-3A1     41,166,333       5.50            11/25/2033             41,871,841

Residential Asset Mortgage Products, Inc.  03-RS7-AI1    18,700,876       1.22 (8)        6/25/2018              18,696,392

Securitized Asset-Backed Receivables, LLC  04-OP1-A2     20,000,000       1.50 (8)        2/25/2034              20,000,000

Total Non-U.S. Government Agency Asset-Backed & Mortgage-Backed Obligations (Cost--$153,484,156)                155,661,093


U.S. Government Agency Obligations - 4.1%

Fannie Mae                                               10,000,000       4.25            7/15/2007              10,544,370

Federal Home Loan Bank                                   50,000,000       1.40            10/01/2009             49,941,400

Freddie Mac Participation Certificates                   25,000,000       5.75            4/29/2009              25,170,975

Total U.S. Government  Agency Obligations (Cost--$85,881,067)                                                    85,656,745


U.S. Government Agency Mortgage-Backed Obligations*--100.7%

Fannie Mae                                               17,983,703       3.968           8/01/2033              18,234,137
                                                         24,488,202       4.50      8/01/2018 - 12/01/2018       24,748,207
                                                         18,210,234       5.00             TBA (9)               18,693,934
                                                            773,946       5.50            3/01/2032                 792,350
                                                         28,905,756       6.50      12/01/2008 - 2/01/2014       30,777,156
                                                        194,879,630       6.50      4/01/2026 - 3/15/2034       205,029,498
                                                          3,351,900       7.00     11/01/2013 - 11/01/2014        3,592,809
                                                             20,507       7.00            8/01/2029                  21,786
                                                         19,208,422       7.50      7/01/2016 - 12/01/2032       20,879,579
                                                             92,226       8.00      9/01/2024 - 9/01/2027           100,446
                                                            116,465       8.50      5/01/2010 - 8/01/2012           126,951
                                                          2,342,554       8.50 (3)        7/15/2023               2,583,035
                                                          1,851,366       9.50            3/01/2020               1,980,962
                                                            685,863      11.00      10/01/2011 - 8/01/2020          772,194
                                                            330,135      13.00      9/01/2013 - 3/01/2015           383,989

Fannie Mae                                 #0385872       5,346,028       4.28 (7)        2/01/2010               5,483,071
Mortgage-Backed Securities--               #0160465      31,612,973       6.16 (6)        8/01/2013              34,943,783
Multi-Family++                             #0073943       1,271,412       7.18 (4)        2/01/2019               1,440,871

Fannie Mae                                 98-M1-IO2     78,938,590       1.0664 (1)      2/25/2013               2,717,382
Mortgage-Backed Securities--               02-M2-N      165,850,768       1.34 (1)        8/25/2012              16,244,171
REMICs**--Multi-Family++                   97-M8-A2      16,552,036       7.16            1/25/2022              17,905,509
                                           96-M3-A2         449,083       7.41            3/25/2021                 449,083

Fannie Mae REMICS**                        03-W16-AF1    36,734,813       1.18 (8)        2/25/2033              36,737,461
                                           03-41-YF      25,000,000       1.39 (8)        6/25/2028              25,021,490
                                           03-W19-1A1    22,406,633       2.01            11/25/2033             22,355,980
                                           03-23-AB      15,660,918       4.00            3/25/2017              15,742,227
                                           03-16-JB      20,016,478       5.00            3/25/2018              20,023,772
                                           94-56-TB         262,959       6.50 (1)        7/25/2022                     527
                                           Trust 273        554,388       7.00 (1)        7/01/2026                  88,499
                                           96-W1-AL       2,670,923       7.25            3/25/2026               2,955,931


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 29, 2004


Schedule of Investments (continued)
                                                           Face        Interest       Original Maturity
Issue                                                     Amount         Rate              Date(s)                   Value
U.S. Government Agency Mortgage-Backed Obligations (concluded)

Freddie Mac                                            $ 10,000,000       1.597 %         5/15/2010         $     9,980,511
Participation Certificates                                      365      10.00            7/01/2019                     409
                                                          1,945,077      10.50      1/01/2010 - 9/01/2020         2,184,658
                                                            351,045      11.00      8/01/2010 - 9/01/2020           396,081
                                                            547,259      11.50      12/01/2011 - 6/01/2020          622,031
                                                            312,697      12.00      5/01/2010 - 6/01/2020           356,003
                                                            446,274      12.50      11/01/2014 - 7/01/2019          506,114
                                                            773,084      13.00      11/01/2009 - 2/01/2016          889,844

Freddie Mac                                               7,529,813       4.50      6/01/2018 - 9/01/2018         7,613,940
Participation Certificates--                             54,184,002       4.50      11/01/2033 - 1/01/2034       52,737,957
Gold Program                                             73,254,600       5.00            3/15/2019              75,177,533
                                                        198,797,723       5.00      5/01/2033 - 4/15/2034       199,090,081
                                                         53,140,246       5.50      3/01/2013 - 12/01/2017       55,420,185
                                                        378,153,920       5.50             TBA (9)              385,599,014
                                                         55,210,748       6.00      4/01/2009 - 10/01/2017       58,224,452
                                                        345,647,034       6.00      3/01/2029 - 3/15/2034       359,504,326
                                                         12,091,756       6.50      2/01/2029 - 7/01/2032        12,732,336
                                                          7,527,500       7.00      8/01/2011 - 6/01/2016         8,057,417
                                                         75,177,557       7.00      7/01/2028 - 7/01/2032        79,799,917
                                                          2,124,473       7.50      8/01/2009 - 10/01/2011        2,275,999
                                                         43,415,893       7.50      8/01/2017 - 12/01/2032       46,680,159
                                                          2,550,524       8.00      1/01/2008 - 7/01/2012         2,737,781
                                                          5,560,522       8.00      10/01/2027 - 8/01/2032        6,005,536
                                                            610,129       8.50      1/01/2025 - 7/01/2025           666,024
                                                            260,870      10.50     10/01/2020 - 12/01/2020          295,723

Freddie Mac REMICS**                       Trust 2677    10,000,000       4.00            3/15/2014              10,100,320
                                           Trust 134        152,739       9.00 (1)        4/01/2022                   4,196
                                           Trust 1220-A     835,062      10.00            2/15/2022                 836,457
                                           Trust 1220-B   6,789,130      10.00 (1)        2/15/2022                  67,891

Government National Mortgage Association                 50,000,000       5.00            3/15/2019              51,562,500
                                                            626,839       5.50      3/15/2029 - 4/15/2029           645,341
                                                          4,576,820       6.00      5/15/2024 - 11/15/2031        4,789,363
                                                         41,373,346       6.50      10/15/2023 - 3/15/2032       43,726,214
                                                         37,800,837       7.00      4/15/2023 - 4/15/2032        40,291,632
                                                         13,047,906       7.50      2/15/2025 - 12/15/2031       14,048,109
                                                          6,830,345       8.00      1/15/2024 - 8/15/2026         7,478,027
                                                          4,908,353      10.00     12/15/2015 - 12/15/2021        5,528,619
                                                             31,233      10.50      1/15/2016 - 4/15/2021            35,395
                                                                 67      11.00            1/15/2016                      77
                                                                937      11.50            8/15/2013                   1,075

Government National Mortgage Association
REMICS**                                   02-81B        10,000,000       5.042           1/16/2009              10,135,052

Total U.S. Government Agency Mortgage-Backed Obligations (Cost--$2,063,659,330)                               2,087,631,089


Short-Term Securities--38.0%

U.S. Government Agency Obligations***      Fannie Mae   610,000,000       0.98          3/15/2004 (d)           609,769,739



                                                          Shares
                                                           Held
Merrill Lynch Premier Institutional Fund (a)(b)         110,640,000                                             110,640,000



                            Face
                           Amount      Issue
Repurchase Agreements   $67,400,000    Morgan Stanley & Company, Inc., purchased on 2/27/2004 to yield 1%
                                       to 3/01/2004, repurchase price $67,405,617, collateralized by FNMA,
                                       3.489% to 6.257%, due 7/01/2012 to 10/01/2033                             67,400,000

Total Short-Term Securities  (Cost--$787,809,739)                                                               787,809,739

Total Investments (Cost--$3,090,834,292)--150.3%                                                              3,116,758,666


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 29, 2004


Schedule of Investments (continued)

                            Number of
                            Contracts++++                   Issue                                                    Value
Options Written--(0.2%)

Call Options                     12    Swaption, expiring 3/12/2004 at 3.90%, Broker, Morgan Stanley (2)    $     (151,116)
Written                          25    Swaption, expiring 12/13/2006 at 5.90%, Broker, Morgan Stanley (2)       (1,431,950)
                                                                                                            ---------------
                                                                                                                (1,583,066)

Put Options                      12    Swaption, expiring 3/12/2004 at 3.90%, Broker, Morgan Stanley (2)          (151,116)
Written                          25    Swaption, expiring 12/13/2006 at 5.90%, Broker, Morgan Stanley (2)       (1,431,950)
                                                                                                            ---------------
                                                                                                                (1,583,066)

Total Options Written (Premiums Received--$3,256,700)                                                           (3,166,132)

Total Investments, Net of Options Written (Cost--$3,087,577,592)--150.1%                                      3,113,592,534
Unrealized Appreciation on Swaps (e)--0.1%                                                                        1,023,881
Variation Margin on Financial Futures Contracts (c)--0.0%                                                         (740,625)
Liabilities in Excess of Other Assets--(50.2%)                                                              (1,040,206,870)
                                                                                                            ---------------
Net Assets--100.0%                                                                                          $ 2,073,668,920
                                                                                                            ===============


(1)Represents the interest only portion of a mortgage-backed obligation.

(2)This European style swaption, which can be exercised only to the expiration date, represents a standby commitment whereby the Fund is obligated to enter into a predetermined interest rate swap contract upon exercise of the swaption.

(3)Federal Housing Administration/Veterans' Administration Mortgages packaged by the Federal National Mortgage Association.

(4)Represents a balloon mortgage that amortizes on a 22-year schedule and has a 22-year original maturity.

(5)Represents a balloon mortgage that amortizes on a 30-year schedule and has a 30-year original maturity.

(6)Represents a mortgage that amortizes on a 15-year schedule and has a 15-year original maturity.

(7)Represents a balloon mortgage that amortizes on a 30-year schedule and has a 7-year original maturity.

(8)Floating rate note.

(9)Represents a "to-be-announced" (TBA) transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.

++Underlying multi-family loans have prepayment protection by means of lockout periods and/or yield maintenance premiums.

++++One contract represents a notional amount of $1,000,000.

*Asset-Backed and Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

**Real Estate Mortgage Investment Conduits (REMIC).

***U.S. Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

(a)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:


                                                       Interest/
                                           Net          Dividend
Affiliate                                Activity        Income

Merrill Lynch Liquidity Series, LLC
   Money Market Series                $ (5,082,000)     $   799
Merrill Lynch Premier Institutional
   Fund                                107,252,000      $44,452


(b)Security was purchased with the cash proceeds from securities loans.

(c)Financial futures contracts sold as of February 29, 2004 were as follows:

Number of                   Expiration      Face        Unrealized
Contracts      Issue           Date        Value          Losses

1,110       U.S. Treasury      June
            5-Year Notes       2004     $124,541,306    $ (229,631)
  900       U.S. Treasury      June
            10-Year Notes      2004     $102,008,891      (478,609)
                                                        -----------
Total Unrealized Losses                                 $ (708,240)
                                                        ===========


(d)All or a portion of security held as collateral in connection with open financial futures contracts.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 29, 2004



Schedule of Investments (concluded)


(e)Swaps entered into as of February 29, 2004 were as follows:




                                         Notional       Unrealized
                                          Amount       Appreciation

Receive a variable return equal to
J.P. Morgan U.S. Agency Mortgage
Index Total Return and pay a floating
rate based on 1-month USD LIBOR,
minus .17%

Broker, J.P. Morgan Chase Bank
Expires February 2004                  $  72,000,000             --

Receive a variable return equal to
J.P. Morgan U.S. Agency Mortgage
Index Total Return and pay a
floating rate based on 1-month
USD LIBOR, minus .30%

Broker, J.P. Morgan Chase Bank
Expires April 2004                     $  50,000,000             --

Receive a variable return equal
to Mortgage-Backed Securities
Fixed Rate Index Total Return
and pay a floating rate based on
1-month USD LIBOR, minus .16%

Broker, UBS Warburg
Expires August 2004                    $  80,000,000             --

Receive a variable return equal
to Mortgage-Backed Securities
Fixed Rate Index Total Return
and pay a floating rate based on
1-month USD LIBOR, minus .15%

Broker, Lehman Brothers
Special Finance
Expires September 2004                 $  72,000,000             --

Receive a variable return equal to
3-month USD LIBOR and pay a
fixed rate of 2.2625%

Broker, Morgan Stanley
Capital Services Inc.
Expires December 2005                  $  28,200,000     $  276,501

Receive a variable return equal to
3-month USD LIBOR and pay a
fixed rate of 4.7125%

Broker, Morgan Stanley
Capital Services Inc.
Expires December 2013                  $  20,200,000        747,380
                                                        -----------
Total                                                   $ 1,023,881
                                                        ===========

See Notes to Financial Statements.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 29, 2004


Statement of Assets and Liabilities

As of February 29, 2004
Assets

               Investments, at value (including securities loaned of $108,435,440)
               (identified cost--$3,090,834,292)                                                            $ 3,116,758,666
               Cash                                                                                                  90,724
               Unrealized appreciation on swaps                                                                   1,023,881
               Receivables:
                  Securities sold                                                         $   427,525,276
                  Interest                                                                      8,331,436
                  Beneficial interest sold                                                      2,963,270
                  Swaps                                                                         1,525,347
                  Principal paydowns                                                               88,245
                  Securities lending--net                                                          12,182       440,445,756
                                                                                          ---------------
               Prepaid registration fees and other assets                                                           314,674
                                                                                                            ---------------
               Total assets                                                                                   3,558,633,701
                                                                                                            ---------------

Liabilities

               Collateral on securities loaned, at value                                                        110,640,000
               Options written, at value (premiums received--$3,256,700)                                          3,166,132
               Payables:
                  Securities purchased                                                      1,362,223,590
                  Beneficial interest redeemed                                                  4,412,958
                  Dividends to shareholders                                                     1,106,018
                  Other affiliates                                                              1,030,420
                  Variation margin                                                                740,625
                  Investment adviser                                                              732,103
                  Distributor                                                                     688,148     1,370,933,862
                                                                                          ---------------
               Accrued expenses and other liabilities                                                               224,787
                                                                                                            ---------------
               Total liabilities                                                                              1,484,964,781
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $ 2,073,668,920
                                                                                                            ===============

Net Assets Consist of

               Class A Shares of beneficial interest, $.10 par value, unlimited number
               of shares authorized                                                                         $     8,356,662
               Class B Shares of beneficial interest, $.10 par value, unlimited number
               of shares authorized                                                                               5,012,927
               Class C Shares of beneficial interest, $.10 par value, unlimited number
               of shares authorized                                                                               3,464,283
               Class I Shares of beneficial interest, $.10 par value, unlimited number
               of shares authorized                                                                               3,187,257
               Class R Shares of beneficial interest, $.10 par value, unlimited number
               of shares authorized                                                                                  31,504
               Paid-in capital in excess of par                                                               2,045,514,372
               Accumulated distributions in excess of investment income--net              $   (3,970,818)
               Accumulated realized capital losses on investments--net                       (14,257,850)
               Unrealized appreciation on investments--net                                     26,330,583
                                                                                          ---------------
               Total accumulated earnings--net                                                                    8,101,915
                                                                                                            ---------------
               Net Assets                                                                                   $ 2,073,668,920
                                                                                                            ===============

Net Asset Value

               Class A--Based on net assets of $864,129,547 and 83,566,620 shares of
               beneficial interest outstanding                                                              $         10.34
                                                                                                            ===============
               Class B--Based on net assets of $518,393,410 and 50,129,271 shares of
               beneficial interest outstanding                                                              $         10.34
                                                                                                            ===============
               Class C--Based on net assets of $358,202,248 and 34,642,831 shares of
               beneficial interest outstanding                                                              $         10.34
                                                                                                            ===============
               Class I--Based on net assets of $329,690,583 and 31,872,573 shares of
               beneficial interest outstanding                                                              $         10.34
                                                                                                            ===============
               Class R--Based on net assets of $3,253,132 and 315,043 shares of beneficial
               interest outstanding                                                                         $         10.33
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 29, 2004


Statement of Operations

For the Six Months Ended February 29, 2004
Investment Income

               Interest                                                                                     $    41,416,588
               Securities lending--net                                                                               45,251
                                                                                                            ---------------
               Total income                                                                                      41,461,839
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $     4,846,757
               Account maintenance and distribution fees--Class B                               2,052,695
               Account maintenance and distribution fees--Class C                               1,522,209
               Account maintenance fees--Class A                                                1,073,190
               Transfer agent fees--Class A                                                       849,627
               Transfer agent fees--Class B                                                       594,615
               Transfer agent fees--Class C                                                       419,440
               Transfer agent fees--Class I                                                       323,113
               Accounting services                                                                274,826
               Custodian fees                                                                     126,336
               Professional fees                                                                   68,015
               Pricing fees                                                                        60,870
               Registration fees                                                                   57,751
               Printing and shareholder reports                                                    57,382
               Trustees' fees and expenses                                                         28,906
               Account maintenance and distribution fees--Class R                                   2,278
               Transfer agent fees--Class R                                                         1,261
               Other                                                                               38,211
                                                                                          ---------------
               Total expenses                                                                                    12,397,482
                                                                                                            ---------------
               Investment income--net                                                                            29,064,357
                                                                                                            ---------------

Realized & Unrealized Gain on Investments--Net

               Realized gain on investments--net                                                                 24,002,752
               Change in unrealized appreciation on investments--net                                             22,864,298
                                                                                                            ---------------
               Total realized and unrealized gain on investments--net                                            46,867,050
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $    75,931,407
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 29, 2004


Statements of Changes in Net Assets
                                                                                             For the Six          For the
                                                                                             Months Ended        Year Ended
                                                                                             February 29,        August 31,
Increase (Decrease) in Net Assets:                                                               2004               2003
Operations

               Investment income--net                                                     $    29,064,357   $    66,455,314
               Realized gain on investments--net                                               24,002,752         8,431,538
               Change in unrealized appreciation on investments--net                           22,864,298      (36,750,188)
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                            75,931,407        38,136,664
                                                                                          ---------------   ---------------

Dividends to Shareholders

               Investment income--net:
                  Class A                                                                    (13,810,272)      (26,838,903)
                  Class B                                                                     (7,358,652)      (16,821,329)
                  Class C                                                                     (5,012,082)      (11,397,197)
                  Class I                                                                     (5,662,679)      (11,356,412)
                  Class R                                                                        (20,672)             (205)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends to shareholders           (31,864,357)      (66,414,046)
                                                                                          ---------------   ---------------

Beneficial Interest Transactions

               Net increase (decrease) in net assets derived from beneficial
               interest transactions                                                        (160,400,209)       105,163,018
                                                                                          ---------------   ---------------

Net Assets

               Total increase (decrease) in net assets                                      (116,333,159)        76,885,636
               Beginning of period                                                          2,190,002,079     2,113,116,443
                                                                                          ---------------   ---------------
               End of period*                                                             $ 2,073,668,920   $ 2,190,002,079
                                                                                          ===============   ===============
                  *Accumulated distributions in excess of investment income--net          $   (3,970,818)   $   (1,170,818)
                                                                                          ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 29, 2004


Financial Highlights
                                                                                        Class A
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             February 29,        For the Year Ended August 31,++
Increase (Decrease) in Net Asset Value:                          2004        2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $    10.13   $    10.25   $     9.95   $     9.44   $     9.36
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                            .15+++          .32          .43          .55          .56
               Realized and unrealized gain (loss)
               on investments--net                                  .22        (.12)          .30          .51          .08
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .37          .20          .73         1.06          .64
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.16)        (.32)        (.43)        (.55)        (.56)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $    10.34   $    10.13   $    10.25   $     9.95   $     9.44
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share            3.70%+++++        1.93%        7.54%       11.49%        7.08%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           .97%*         .95%         .97%        1.00%        1.00%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                            2.94%*        3.09%        4.30%        5.59%        5.99%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  864,130   $  855,543   $  819,410   $  729,136   $  720,311
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                               248.59%      428.59%      426.77%      199.30%       37.28%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.

+++Based on average shares outstanding.

+++++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 29, 2004


Financial Highlights (continued)
                                                                                        Class B
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             February 29,         For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                          2004        2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $    10.13   $    10.26   $     9.95   $     9.44   $     9.36
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                             .12++          .26          .38          .50          .51
               Realized and unrealized gain (loss)
               on investments--net                                  .23        (.13)          .31          .51          .08
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .35          .13          .69         1.01          .59
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.14)        (.26)        (.38)        (.50)        (.51)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $    10.34   $    10.13   $    10.26   $     9.95   $     9.44
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share              3.44%+++        1.40%        6.99%       10.91%        6.53%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                          1.49%*        1.47%        1.49%        1.52%        1.52%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                            2.42%*        2.58%        3.76%        5.07%        5.47%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  518,393   $  591,435   $  613,282   $  466,432   $  405,846
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                               248.59%      428.59%      426.77%      199.30%       37.28%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 29, 2004


Financial Highlights (continued)
                                                                                        Class C
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             February 29,         For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                          2004        2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $    10.13   $    10.25   $     9.95   $     9.44   $     9.36
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                             .12++          .26          .37          .49          .51
               Realized and unrealized gain (loss)
               on investments--net                                  .22        (.12)          .30          .51          .08
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .34          .14          .67         1.00          .59
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.13)        (.26)        (.37)        (.49)        (.51)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $    10.34   $    10.13   $    10.25   $     9.95   $     9.44
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share              3.41%+++        1.35%        6.94%       10.86%        6.47%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                          1.54%*        1.52%        1.54%        1.57%        1.57%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                            2.37%*        2.52%        3.40%        5.00%        5.43%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  358,202   $  414,539   $  384,119   $   56,706   $   30,593
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                               248.59%      428.59%      426.77%      199.30%       37.28%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 29, 2004


Financial Highlights (continued)
                                                                                        Class I
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             February 29,        For the Year Ended August 31,++
Increase (Decrease) in Net Asset Value:                          2004        2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $    10.13   $    10.26   $     9.95   $     9.44   $     9.37
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                            .16+++          .34          .46          .57          .58
               Realized and unrealized gain (loss)
               on investments--net                                  .23        (.13)          .31          .51          .07
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .39          .21          .77         1.08          .65
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.18)        (.34)        (.46)        (.57)        (.58)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $    10.34   $    10.13   $    10.26   $     9.95   $     9.44
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share            3.83%+++++        2.08%        7.91%       11.77%        7.23%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           .72%*         .70%         .72%         .75%         .75%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                            3.19%*        3.34%        4.53%        5.84%        6.23%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  329,691   $  328,408   $  296,305   $  234,930   $  192,119
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                               248.59%      428.59%      426.77%      199.30%       37.28%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.

+++Based on average shares outstanding.

+++++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 29, 2004


Financial Highlights (concluded)
                                                                                                         Class R

                                                                                                  For the         For the
                                                                                                    Six            Period
The following per share data and ratios have been derived                                          Months        January 3,
from information provided in the financial statements.                                             Ended         2003++ to
                                                                                                February 29,     August 31,
Increase (Decrease) in Net Asset Value:                                                             2004            2003
Per Share Operating Performance

               Net asset value, beginning of period                                             $      10.12   $      10.31
                                                                                                ------------   ------------
               Investment income--net                                                                 .15+++            .24
               Realized and unrealized gain (loss) on investments--net                                   .22          (.19)
                                                                                                ------------   ------------
               Total from investment operations                                                          .37            .05
                                                                                                ------------   ------------
               Less dividends from investment income--net                                              (.16)          (.24)
                                                                                                ------------   ------------
               Net asset value, end of period                                                   $      10.33   $      10.12
                                                                                                ============   ============

Total Investment Return**

               Based on net asset value per share                                                 3.65%+++++      .44%+++++
                                                                                                ============   ============

Ratios to Average Net Assets

               Expenses                                                                               1.22%*         1.23%*
                                                                                                ============   ============
               Investment income--net                                                                 2.69%*         2.81%*
                                                                                                ============   ============

Supplemental Data

               Net assets, end of period (in thousands)                                         $      3,253    $        77
                                                                                                ============   ============
               Portfolio turnover                                                                    248.59%        428.59%
                                                                                                ============   ============

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Commencement of operations.

+++Based on average shares outstanding.

+++++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 29, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch U.S. Government Mortgage Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of the Fund. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price.
The value of swaps, including interest rate swaps, caps, and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Trustees. Such valuations and procedures will be reviewed periodically by the Trustees.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at the fair value as determined in good faith by the Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Board of Trustees.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 29, 2004



Notes to Financial Statements (continued)


(b) Repurchase agreements--The Fund invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income and extended delivery fees are recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 29, 2004



Notes to Financial Statements (continued)


(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Mortgage dollar rolls--The Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following rate:


Portion of Average Daily Value of Net Assets:         Rate

Not exceeding $500 million                           .500%
In excess of $500 million but not
   exceeding $1 billion                              .475%
In excess of $1 billion but not
   exceeding $1.5 billion                            .450%
In excess of $1.5 billion but not
   exceeding $2 billion                              .425%
In excess of $2 billion but not
   exceeding $2.5 billion                            .400%
In excess of $2.5 billion but not
   exceeding $3.5 billion                            .375%
In excess of $3.5 billion but not
   exceeding $5 billion                              .350%
In excess of $5 billion but not
   exceeding $6.5 billion                            .325%
Exceeding $6.5 billion                               .300%


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 29, 2004



Notes to Financial Statements (continued)


                                  Account
                              Maintenance       Distribution
                                      Fee                Fee

Class A                              .25%                 --
Class B                              .25%               .50%
Class C                              .25%               .55%
Class R                              .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended February 29, 2004, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                         FAMD         MLPF&S

Class A                               $ 3,653       $ 27,220
Class I                               $    36       $    346


For the six months ended February 29, 2004, MLPF&S received contingent deferred sales charges of $777,075 and $56,346 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $1,006 relating to transactions subject to front-end sales charge waivers in Class A Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the six months ended February 29, 2004, MLIM, LLC received $19,526 in securities lending agent fees.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended February 29, 2004, the Fund reimbursed FAM $20,910 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 29, 2004 were $5,898,189,417 and $5,980,895,884, respectively.

Net realized gains (losses) for the six months ended February 29, 2004 and net unrealized gains (losses) as of February 29, 2004 were as follows:


                                        Realized         Unrealized
                                  Gains (Losses)     Gains (Losses)

Long-term investments            $    23,547,036    $    25,924,374
Short-term investments                       131                 --
Options purchased                        328,856                 --
Options written                        (642,013)             90,568
Swaps                                  7,541,728          1,023,881
Financial futures contracts          (6,772,986)          (708,240)
                                 ---------------    ---------------
Total                            $    24,002,752    $    26,330,583
                                 ===============    ===============


As of February 29, 2004, net unrealized appreciation for Federal income tax purposes aggregated $25,756,161, of which $31,060,936 related to appreciated securities and $5,304,775 related to depreciated securities. The aggregate cost of investments, net of options written, at February 29, 2004 for Federal income tax purposes was $3,087,836,373.

Transactions in options written for the six months ended February
29, 2004 were as follows:


Call Options                           Number of           Premiums
Written                                Contracts           Received

Outstanding call options written,
   beginning of period                        63    $     2,723,075
Options sold                                  37          1,628,350
Options closed                              (50)        (2,723,075)
Options expired                             (13)                 --
                                   -------------    ---------------
Outstanding call options
   written, end of period                     37    $     1,628,350
                                   =============    ===============



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 29, 2004



Notes to Financial Statements (continued)


Put Options                            Number of           Premiums
Written                                Contracts           Received

Outstanding put options written,
   beginning of period                     4,803    $     2,764,325
Options sold                                  37          1,628,350
Options closed                           (3,898)        (2,764,325)
Options expired                            (905)                 --
                                   -------------    ---------------
Outstanding put options
   written, end of period                     37    $     1,628,350
                                   =============    ===============


4. Shares of Beneficial Interest:
Net increase (decrease) in net assets derived from beneficial interest transactions was $(160,400,209) and $105,163,018 for the six months ended February 29, 2004 and the year ended August 31, 2003, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the
Six Months Ended                                             Dollar
February 29, 2004                         Shares             Amount

Shares sold                            9,808,379    $   100,366,869
Automatic conversion of shares         1,085,404         11,113,527
Shares issued to shareholders
   in reinvestment of dividends          596,922          6,126,591
                                   -------------    ---------------
Total issued                          11,490,705        117,606,987
Shares redeemed                     (12,383,193)      (126,860,688)
                                   -------------    ---------------
Net decrease                           (892,488)    $   (9,253,701)
                                   =============    ===============



Class A Shares for the Year                                  Dollar
Ended August 31, 2003                     Shares             Amount

Shares sold                           24,830,194    $   255,763,407
Automatic conversion of shares         3,615,714         37,226,405
Shares resulting from
   reorganization                        596,152          6,095,331
Shares issued to shareholders
   in reinvestment of dividends        1,060,137         10,900,865
                                   -------------    ---------------
Total issued                          30,102,197        309,986,008
Shares redeemed                     (25,547,897)      (262,751,395)
                                   -------------    ---------------
Net increase                           4,554,300    $    47,234,613
                                   =============    ===============



Class B Shares for the
Six Months Ended                                             Dollar
February 29, 2004                         Shares             Amount

Shares sold                            3,240,101    $    33,190,818
Shares issued to shareholders
   in reinvestment of dividends          535,096          5,492,162
                                   -------------    ---------------
Total issued                           3,775,197         38,682,980
Automatic conversion of shares       (1,085,328)       (11,113,527)
Shares redeemed                     (10,944,573)      (112,088,050)
                                   -------------    ---------------
Net decrease                         (8,254,704)    $  (84,518,597)
                                   =============    ===============



Class B Shares for the Year                                  Dollar
Ended August 31, 2003                     Shares             Amount

Shares sold                           18,176,359    $   187,220,780
Shares resulting from
   reorganization                      4,826,184         49,346,327
Shares issued to shareholders
   in reinvestment of dividends        1,158,460         11,913,503
                                   -------------    ---------------
Total issued                          24,161,003        248,480,610
Automatic conversion of shares       (3,615,196)       (37,226,405)
Shares redeemed                     (21,964,595)      (225,788,918)
                                   -------------    ---------------
Net decrease                         (1,418,788)    $  (14,534,713)
                                   =============    ===============



Class C Shares for the
Six Months Ended                                             Dollar
February 29, 2004                         Shares             Amount

Shares sold                            1,657,544    $    16,998,888
Shares issued to shareholders
   in reinvestment of dividends          361,012          3,703,819
                                   -------------    ---------------
Total issued                           2,018,556         20,702,707
Shares redeemed                      (8,301,651)       (85,022,989)
                                   -------------    ---------------
Net decrease                         (6,283,095)    $  (64,320,282)
                                   =============    ===============



Class C Shares for the Year                                  Dollar
Ended August 31, 2003                     Shares             Amount

Shares sold                           13,348,468    $   137,411,546
Shares resulting from
   reorganization                      2,032,979         20,784,497
Shares issued to shareholders
   in reinvestment of dividends          784,713          8,069,165
                                   -------------    ---------------
Total issued                          16,166,160        166,265,208
Shares redeemed                     (12,700,515)      (130,461,166)
                                   -------------    ---------------
Net increase                           3,465,645    $    35,804,042
                                   =============    ===============



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 29, 2004



Notes to Financial Statements (concluded)


Class I Shares for the
Six Months Ended                                             Dollar
February 29, 2004                         Shares             Amount

Shares sold                            5,208,171    $    53,430,449
Shares issued to shareholders
   in reinvestment of dividends           25,878            265,576
                                   -------------    ---------------
Total issued                           5,234,049         53,696,025
Shares redeemed                      (5,771,157)       (59,154,020)
                                   -------------    ---------------
Net decrease                           (537,108)    $   (5,457,995)
                                   =============    ===============



Class I Shares for the Year                                  Dollar
Ended August 31, 2003                     Shares             Amount

Shares sold                           17,831,397    $   183,727,174
Shares resulting from
   reorganization                        519,193          5,310,013
Shares issued to shareholders
   in reinvestment of dividends           73,598            757,179
                                   -------------    ---------------
Total issued                          18,424,188        189,794,366
Shares redeemed                     (14,900,196)      (153,212,760)
                                   -------------    ---------------
Net increase                           3,523,992    $    36,581,606
                                   =============    ===============



Class R Shares for the
Six Months Ended                                             Dollar
February 29, 2004                         Shares             Amount

Shares sold                              337,471    $     3,459,283
Shares issued to shareholders
   in reinvestment of dividends            1,854             19,063
                                   -------------    ---------------
Total issued                             339,325          3,478,346
Shares redeemed                         (31,883)          (327,980)
                                   -------------    ---------------
Net increase                             307,442    $     3,150,366
                                   =============    ===============



Class R Shares for the
Period January 3, 2003++                                     Dollar
to August 31, 2003                        Shares             Amount

Shares sold                                7,588    $        77,337
Shares issued to shareholders
    in reinvestment of dividends              13                133
                                   -------------    ---------------
Net increase                               7,601    $        77,470
                                   =============    ===============

++Commencement of operations.




5. Short-Term Borrowings:
The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended February 29, 2004.


6. Capital Loss Carryforward:
On August 31, 2003, the Fund had a net capital loss carryforward of $25,195,353, of which $16,732,658 expires in 2004, $4,697,041 expires in 2008 and $3,765,654 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 29, 2004



Officers and Trustees


Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Robert S. Salomon, Jr., Trustee
Stephen B. Swensrud, Trustee
Frank Viola, Vice President
Teresa L. Giacino, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 29, 2004



Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch U.S. Government Mortgage Fund


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch U.S. Government Mortgage Fund


Date: April 16, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch U.S. Government Mortgage Fund


Date: April 16, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch U.S. Government Mortgage Fund


Date: April 16, 2004